UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE AT OF 1934


                Date of report (Date of earliest event reported):
                                  June 8, 2005

                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           333-31931                                  13-3961898
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      (Commission File Number)               (IRS Employer Identification No.)

          257 Park Avenue South
           New York, New York                           10010-7304
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  (Address of Principal Executive Offices)             (Zip Code)

                                 (212) 253-8185
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

         On June 8, 2005, the board of directors of North Atlantic Trading Company, Inc. ("NATC") appointed Lawrence S. Wexler Chief Operating Officer of NATC pursuant to an employment agreement (the "Employment Agreement") dated June 8, 2005 between NATC and Mr. Wexler, which supersedes and replaces Mr. Wexler's employment agreement with NATC and North Atlantic Cigarette Company, Inc., a subsidiary of NATC ("NACC"), dated December 1, 2003 (the "Prior Employment Agreement"). Pursuant to the Employment Agreement, Mr. Wexler will: (1) earn an annual base salary of $385,000 and be eligible for a maximum potential management bonus of 50% of annual base salary; (2) forfeit all stock option rights granted but not vested prior to June 8, 2005, and to replace the options forfeited, Mr. Wexler will be issued stock options or restricted stock under terms no less favorable than his existing stock option grant; (3) receive 4 weeks paid vacation; (4) receive a car allowance of $500 per month following termination of the lease for the vehicle currently leased by the Company for Mr. Wexler's use; and (5) be eligible to join NATC's group benefit plans. Mr. Wexler's employment may be severed at any time, subject to certain terms and conditions contained in the Employment Agreement. Upon a termination without "cause" (as defined in the Employment Agreement), Mr. Wexler will be paid an amount equal to his then current annual compensation which will include his base salary for a period of 12 months. Additionally, Mr. Wexler will receive an amount equal to the average annual management bonus paid to him for the prior two calendar years (with a deemed bonus of $100,000 for 2004, and also for 2005 if Mr. Wexler is terminated without cause in 2005 or prior to the bonus determination date in 2006 without having received an actual management bonus for 2005), and Mr. Wexler will be paid any accrued or unpaid management bonus to the date of termination for the year in which the termination occurs. Further, for a period of up to 12 months after termination, Mr. Wexler may elect continuation coverage under NATC's group health plan at his same level of contribution. The Employment Agreement contains certain other customary terms and conditions, including certain restrictive covenants proscribing competition with NATC for a period of time after employment therewith.

Item 1.02     Termination of a Material Definitive Agreement.

         As described in Item 1.01 above, effective June 8, 2005, Lawrence S. Wexler's Prior Employment Agreement with NATC and NACC dated December 1, 2003 was terminated and was superceded and replaced by the Employment Agreement with NATC dated June 8, 2005. A brief description of the material terms and conditions of the Prior Employment Agreement is set forth in Item 11 of NATC's Annual Report on Form 10-K for the year ended December 31, 2004, which description is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         As described in Item 1.01 above, effective June 8, 2005, Lawrence S. Wexler, who served as President and Chief Operating Officer of NACC, has been appointed Chief Operating Officer of NATC. Mr. Wexler will not continue as President and Chief Operating Officer of NACC. A copy of the press release announcing the foregoing appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



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
         Mr. Wexler (age 52) has been the President and Chief Operating Officer of NACC since December 2003. Prior to joining NACC, from 1998 to 2003, he was a consultant to a number of emerging marketing, communication and financial companies, advising them on financial, marketing, and strategic matters, at times in an operating role. From 1977 to 1998, he was employed by Philip Morris, USA in various positions in the Sales, Marketing and Finance Departments. As Group Director, Discount Brands his group introduced the Basic and Alpine brands He served as Senior Vice President of Marketing from 1992-93 and Senior Vice President Finance, Planning and Information Services from 1993 to 1998, when he left that company.

         In connection with Mr. Wexler's appointment as Chief Operating Officer of NATC, NATC entered into the Employment Agreement with Mr. Wexler, a description of which is set forth in Item 1.01 of this Current Report on Form 8-K. Other than the Employment Agreement, there is no arrangement or understanding pursuant to which Mr. Wexler was appointed to his position as Chief Operating Officer of NATC, and there are no transactions or proposed transactions to which NATC is a party and in which Mr. Wexler has or will have a material interest. Mr. Wexler does not have a family relationship with any director or executive officer of NATC.

Item 8.01     Other Events

         Robert Milliken Jr., formerly President and Chief Operating Officer of NATC's National Tobacco Company, L.P. and North Atlantic Operating Company, Inc. subsidiaries, has resigned from such positions. A copy of the press release announcing such resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statement and Exhibits.

(c) Exhibits.

         99.1     Press release, dated June 10, 2005






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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORTH ATLANTIC TRADING COMPANY, INC.


                                      By:      /s/ Douglas Rosefsky
                                              ----------------------------------
                                      Name:   Douglas Rosefsky
                                      Title:  President

Date: June 10, 2005








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
                                  EXHIBIT INDEX

         No.      Description
         ---      -----------

         99.1     Press release, dated June 10, 2005














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